Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 24, 2026, is entered into among Purple Innovation, LLC, a Delaware limited liability company (the “Company” or “Borrower”), Purple Innovation, Inc., a Delaware corporation (“Holdings”), Intellibed, LLC, a Delaware limited liability company (“Intellibed”, and together with Holdings, the “Guarantors”), each lender party hereto, and CSC Delaware Trust Company (f/k/a Delaware Trust Company), as Administrative Agent (as further defined below).

PRELIMINARY STATEMENTS

A. Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of January 23, 2024, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of March 12, 2025 and that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2025 (the “Existing Credit Agreement,” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among Borrower, the Guarantors, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (in such capacity, together with its successors or assigns in such capacity, the “Administrative Agent”).

B. Pursuant to and in accordance with Section 11.01 of the Existing Credit Agreement, each of the Lenders party hereto (constituting all existing Lenders under the Existing Credit Agreement) has agreed to amend the Existing Credit Agreement as set forth in Sections 2, 3 and 4 hereof, subject to the conditions set forth herein.

C. Pursuant to and in accordance with Section 11.01 of the Existing Credit Agreement, each of the Lenders party hereto (constituting all existing Lenders under the Existing Credit Agreement) and the Administrative Agent have agreed to (a) waive compliance with the requirement set forth in Section 7.01(a) of the Existing Credit Agreement that the audit report and opinion with respect to the financial statements of Holdings for the fiscal year ending December 31, 2025 (the “Specified Audited Financials”) be delivered without being subject to any “going concern” or like qualification or exception (the “Going Concern Clean Audit Requirement”) and (b) waive any Default or Event of Default directly resulting, or that may result directly, from the failure to comply with the Going Concern Clean Audit Requirement (the “Specified Default”), subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements contained in the Amended Credit Agreement and in this Amendment (together, the “Amendment Documents”), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment, including in the preamble and preliminary statements hereto, and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

2. Amendments to Existing Credit Agreement. Effective as of the Third Amendment Effective Date, the defined term “Maturity Date”, shall be amended and restated in its entirety to read as follows:

“Maturity Date” means April 30, 2027.

3. Amendment Fee. Pursuant to this Amendment, the Borrower shall pay:

(a) an amendment fee to each of Coliseum Capital Partners, L.P. and Blackwell Partners LLC – Series A (such Lenders, the “Coliseum Lenders” and such amendment fee, the “Coliseum Amendment Fee”), pro rata based on each such Coliseum Lender’s outstanding principal amount of the Loans held by such Coliseum Lender (including accrued and unpaid interest through March 18, 2026) as of the Third Amendment Effective Date, payable-in-kind and fully earned on the Third Amendment Effective Date, by adding the amount thereof to the then-outstanding principal amount of the Initial Term Loans, the First Amendment Term Loans and the Second Amendment Term Loans, as applicable, in each case held by such Coliseum Lender (to be applied pro rata to each such Loan), and on such date the then-outstanding principal amount of the Initial Term Loans, the First Amendment Term Loans and the Second Amendment Term Loans held by such Coliseum Lender shall be deemed automatically increased by the applicable portion of such Coliseum Amendment Fee, in an aggregate amount equal to 1.25% of the principal amount of the Initial Term Loans, the First Amendment Term Loans and the Second Amendment Term Loans, as applicable, in each case held by such Coliseum Lender (and in each case, including accrued and unpaid interest through March 18, 2026) and outstanding immediately before the Third Amendment Effective Date; and

(b) an amendment fee to each Lender that is not a Coliseum Lender (such Lenders, the “No Street Lenders” and such amendment fee, the “No Street Amendment Fee” and, together with the Coliseum Amendment Fee, the “Amendment Fee”), pro rata based on each such No Street Lender’s outstanding principal amount of the Loans held by such No Street Lender (including accrued and unpaid interest through March 18, 2026) as of the Third Amendment Effective Date, payable in cash and fully earned on the Third Amendment Effective Date, in an aggregate amount equal to 1.25% of the principal amount of the Loans held by such No Street Lender (including accrued and unpaid interest through March 18, 2026) and outstanding immediately before the Third Amendment Effective Date.

(c) In furtherance of the foregoing, the Administrative Agent is hereby directed and authorized to update the Register to reflect the payment in kind of the Coliseum Amendment Fee described in sub-section (a) above by increasing as of the Third Amendment Effective Date the Initial Term Loans, the First Amendment Term Loans and the Second Amendment Term Loans held by such Coliseum Lender by the applicable portion of such Coliseum Amendment Fee, as set forth in Schedule I hereto.

4. Expense Reimbursement. The Borrower will reimburse the Coliseum Investors (or otherwise pay to third parties as directed by Coliseum Investors as set forth in the funds flow generated in connection with this Amendment) for certain legal fees and expenses incurred on or prior to the Third Amendment Effective Date in an aggregate amount of $252,810.51 (the “Expense Reimbursement Payment”), which shall be earned, due and payable in full in cash on the Third Amendment Effective Date.

5. Limited Waiver. Effective as of the Third Amendment Effective Date, each of the Lenders party hereto and the Administrative Agent hereby waive, solely with respect to the Specified Audited Financials, (a) compliance with the Going Concern Clean Audit Requirement and (b) the Specified Default. The foregoing limited waiver in this Section 5 shall be effective only in this specific instance and only for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Amended Credit Agreement or any other Loan Document, which terms and conditions shall remain in full force and effect. Except as expressly stated herein, the Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Amended Credit Agreement and the other Loan Documents.

6. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above (the “Third Amendment Effective Date”) upon the satisfaction (or written waiver by the Lenders) of the following conditions precedent:

(a) The Administrative Agent shall have received this Amendment duly executed and delivered by each of the Lenders and the Loan Parties;

(b) The Administrative Agent’s and the Lenders’ receipt of items (i) through (vi) below, each properly executed by a Responsible Officer of the applicable Loan Party, each dated as of the Third Amendment Effective Date and each in form and substance reasonably satisfactory to the Lenders and their respective legal counsel:

(i) a Secretary’s certificate for each Loan Party certifying as to (A)(I) true and complete copies of all Organization Documents of such Loan Party attached thereto or (II) as of the date hereof, there have been no material changes to any of the Organization Documents of such Loan Party since the Second Amendment Effective Date, (B) resolutions of the Board of Directors or other organizational action authorizing execution, delivery and performance of this Amendment and all Loan Documents to which such Loan Party is a party executed in connection herewith, and (C)(I) incumbency of officers (including specimen signatures) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party executed in connection herewith or (II) as of the date hereof, the incumbency of officers provided on the Second Amendment Effective Date evidences the identity, authority and capacity of each Responsible Officer thereof that is authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party executed in connection herewith;

(ii) a certificate signed by a Responsible Officer of the Borrower Agent certifying that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization and in any other jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

(iii) certificates of Responsible Officers of the Borrower Agent or the applicable Loan Parties either (A) identifying all consents, licenses and approvals required in connection with the execution, delivery and performance by the Borrower and the validity against each such Loan Party of this Amendment and Loan Documents to which it is a party executed in connection herewith, and stating that such consents, licenses and approvals shall be in full force and effect, and attaching true and correct copies thereof or (B) stating that no such consents, licenses or approvals are so required;

(iv) a certificate signed by a Responsible Officer of the Borrower Agent certifying (A) that the conditions specified in Section 6(b) have been satisfied and (B) as to the matters described in Section 6(d);

(v) a certificate signed by the Chief Financial Officer or the Chief Accounting Officer of the Borrower Agent certifying that, after giving effect to the entering into the Loan Documents executed in connection with this Amendment and the consummation of all of the transactions set forth in this Amendment, (A) the Borrower is Solvent and (B) the Loan Parties, taken as a whole, are Solvent;

(vi) such other assurances, certificates, documents or consents as the Administrative Agent or the Lenders may reasonably require;

(c) The Borrower shall have paid (i) the Amendment Fee in-kind or in cash, as applicable, to each Lender party hereto in accordance with Section 3 of this Amendment and (ii) the Expense Reimbursement Payment in cash to, or as directed by, the Coliseum Investors in accordance with Section 4 of this Amendment;

(d) No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date;

(e) The Borrower shall have paid all reasonable expenses of the Administrative Agent and Lenders (including fees, charges, and disbursements of counsel) required to be reimbursed or paid by the Borrower pursuant to the terms of the Amended Credit Agreement to the extent invoiced prior to or on the Third Amendment Effective Date; and

(f) The representations and warranties of the Loan Parties contained in Article VI of the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or in the case of any representation or warranty subject to a materiality qualifier, true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of any representation or warranty subject to a materiality qualifier, true and correct in all respects) as of such earlier date.

7. Representations and Warranties. In order to induce the Administrative Agent and each of the Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders as of the Third Amendment Effective Date as follows:

(a) Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the transactions set forth in this Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of the Organization Documents of any such Person; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any material Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the consummation of the transactions set forth in this Amendment, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Security Instruments, (c) the perfection or maintenance of the Liens created under the Security Instruments (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for those which have been duly obtained, taken, given or made and are in full force and effect and the filing and recording of financing statements and other documents necessary in order to perfect the Liens created by the Security Instruments.

(c) Binding Effect. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid, and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as the enforcement hereof may be limited by any applicable Debtor Relief Laws or by general equitable principles.

(d) Representations and Warranties; No Default. The following statements are true on the Third Amendment Effective Date, immediately after giving effect to this Amendment and the consummation of the transactions contemplated by this Amendment:

(i) The representations and warranties of the Loan Parties contained in Article VI of the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Amended Credit Agreement or such other Loan Document, are true and correct in all material respects on and as of the Third Amendment Effective Date (or in the case of any representation or warranty that is itself subject to a materiality or Material Adverse Effect qualification, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in the case of any representation or warranty that is itself subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date, and except that for purposes of this Section 7(d)(i), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c), respectively, of Section 7.01 of the Amended Credit Agreement.

(ii) No Default or Event of Default has occurred and is continuing, or would result from entering into this Amendment.

8. Survival of Representations and Warranties. All representations and warranties made in this Amendment or in any other document delivered pursuant to this Amendment or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and the Lenders, regardless of any investigation made by the Administrative Agent or the Lenders and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied.

9. Amendment as a Loan Document. This Amendment constitutes a “Loan Document” under the Amended Credit Agreement.

10. Effect on Loan Documents. After giving effect to this Amendment on the Third Amendment Effective Date, the Amended Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by each Loan Party in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or the Lenders under the Existing Credit Agreement or the other Loan Documents. Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its obligations and liabilities under the Existing Credit Agreement and the other Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Amended Credit Agreement. Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby.

11. Reaffirmation of Grant of Security Interests. Each Loan Party hereby ratifies and reaffirms its grant to the Administrative Agent, for the benefit of the Secured Parties, of a continuing security interest in and Lien upon the Collateral, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Security Instruments and the other Loan Documents, and each Loan Party hereby ratifies and reaffirms that the Obligations are and shall continue to be secured by the continuing security interest and Lien granted by each Loan Party to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the Security Instruments and the other Loan Documents.

12. Release by the Loan Parties. Each Loan Party for and on behalf of itself and its legal representatives, successors and assigns, fully, unconditionally, and irrevocably waives, releases, relinquishes and forever discharges (i) the Administrative Agent, (ii) each of the Lenders and (iii) for each entity in the foregoing clauses (i) and (ii), each of its parents, subsidiaries, and affiliates, its and their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives and all of its and their respective heirs, successors and assigns (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, liabilities, losses, costs, expenses, demands, judgments, damages (including compensatory and punitive damages), levies and executions of whatsoever kind, nature and/or description arising on or before giving effect to this Amendment on the Third Amendment Effective Date, in each case whether known or unknown, asserted or unasserted, liquidated or unliquidated, joint or several, fixed or contingent, direct or indirect, contractual or tortious, which the Loan Parties, or their legal representatives, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Loan Documents, the administration of any Loan Documents, the negotiations relating to this Amendment and the other Loan Documents executed in connection herewith and any other instruments and agreements executed by the Loan Parties in connection therewith or herewith.

13. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent may have under the Amended Credit Agreement or any other Loan Document (except as expressly set forth herein) or under applicable Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

15. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf’ or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

16. Agent. Each of the undersigned Lenders hereby authorize and direct the Administrative Agent to (A) execute and deliver this Amendment and (B) take all actions reasonably requested by the Borrower or the Lenders that are necessary to consummate the transactions set forth in this Amendment. In executing this Amendment, the Administrative Agent shall be entitled to all of the rights, protections, immunities and indemnities afforded to the Administrative Agent under the Amended Credit Agreement as if those rights, protections, immunities and indemnities were set forth fully herein. The undersigned Loan Parties and Lenders hereby confirm that the reimbursement and indemnification provisions set forth in the Amended Credit Agreement apply in all respects in connection with this Amendment and, to the extent that the Administrative Agent is not indemnified by the Loan Parties in accordance with such provisions against any liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (collectively, “Losses”) in any way relating to or arising out of this Amendment, (i) the Loan Parties agree pursuant to this Amendment to pay the Administrative Agent such Losses and, (ii) to the extent that the Administrative Agent is still not indemnified by the Loan Parties for such Losses, the undersigned Lenders agree to pay the Administrative Agent such Lender’s Pro Rata Share (determined as of the date hereof, the “Pro Rata Share”) of such Losses, so long as such Losses were incurred by or asserted against the Administrative Agent in its capacity as such. Nothing in this Amendment is intended to or shall modify the reimbursement and indemnification obligations of the Loan Parties and the Lenders set forth in the Existing Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:

PURPLE INNOVATION, LLC, a Delaware limited liability company

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Chief Financial Officer and Treasurer

GUARANTORS:

PURPLE INNOVATION, INC., a Delaware corporation

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Chief Financial Officer and Treasurer

INTELLIBED, LLC, a Delaware limited liability company

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

CSC DELAWARE TRUST COMPANY, not in its individual capacity but solely as Administrative Agent

By:	/s/ Sean Foronjy
Name:	Sean Foronjy
Title:	Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

COLISEUM CAPITAL PARTNERS, L.P.

By: Coliseum Capital, LLC, its general partner

/s/ Adam Gray
Name:	Adam Gray
Title:	Manager

BLACKWELL PARTNERS LLC - SERIES A

By: Coliseum Capital Management, LLC - Attorney-in- Fact

/s/ Adam Gray
Name:	Adam Gray
Title:	Managing Partner

HARVEST SMALL CAP PARTNERS MASTER, LTD.

/s/ Jeffrey B. Osher
Name:	Jeffrey B. Osher
Title:	Managing Member

HARVEST SMALL CAP PARTNERS, L.P.

/s/ Jeffrey B. Osher
Name:	Jeffrey B. Osher
Title:	Managing Member

HSCP STRATEGIC IV, L.P.

/s/ Jeffrey B. Osher
Name:	Jeffrey B. Osher
Title:	Managing Member

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Schedule I

Lender	Tranche	Amendment Fee (to be paid in kind)
Blackwell Partners LLC – Series A	Initial Term Loans	$130,854.17
Coliseum Capital Partners, L.P.	Initial Term Loans	$594,791.70
Blackwell Partners LLC – Series A	First Amendment Term Loans	$49,814.75
Coliseum Capital Partners, L.P.	First Amendment Term Loans	$226,430.69
Blackwell Partners LLC – Series A	Second Amendment Term Loans	$51,235.35
Coliseum Capital Partners, L.P.	Second Amendment Term Loans	$232,887.94